UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-36824 (Commission File Number)	98-1162329 (IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices)(Zip Code)

+353 (1) 659 9446

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously disclosed in a Current Report on Form 8-K filed on June 5, 2015 (the “Prior 8-K”) by Presbia PLC (the “Company”), Zohar Loshitzer resigned as the Chief Business Development Officer of the Company, effective September 30, 2015.  As previously disclosed in the Prior 8-K, Mr. Loshitzer will continue to serve as a director of the Company. On October 1, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Loshitzer pursuant to which Mr. Loshitzer will provide certain business consulting services to the Company and receive an annual consulting fee of $60,000. The Consulting Agreement has a one-year term and can be terminated by either party at any time. A copy of the Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

10.1	Consulting Agreement, by and between Presbia PLC and Zohar Loshitzer, dated October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By:	/s/ Richard Fogarty
Name:	Richard Fogarty
Title:	Chief Accounting Officer

Dated:    October 2, 2015

Exhibit Index

Number	Exhibit

10.1	Consulting Agreement, by and between Presbia PLC and Zohar Loshitzer, dated October 1, 2015